Registration No. 333-45664

ICA No. 811- 10123

As filed with the Securities and Exchange Commission on March 30, 200 6

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:

                                                          Pre-Effective Amendment No. ___

                                                          Post-Effective Amendment No. _ 6

and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:

Amendment No.   7

(Check Appropriate Box or Boxes)

The North Country Funds

(Exact Name of Registrant as Specified in Charter)

c/o Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York  11788

(Address of Principal Executive Offices)(Zip Code)

(631) 470-2700

(Registrant's Telephone Number, Including Area Code)

Emile R. Molineaux,   General Counsel

Gemini  Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York  11788

(Name and Address of Agent For Service)

With a copy to:

Alan G. Priest, Esq.

Ropes & Gray LLP

One Metro Center, 700 12th Street, NW

Suite 900

Washington, DC  20005-3948

It is proposed that this filing will become effective (check appropriate box):

(X)	immediately upon filing pursuant to paragraph (b).
( )	on __________ pursuant to paragraph (b).
( )	60 days after filing pursuant to paragraph (a)(1).
( )	On _______ pursuant to paragraph (a)(1).
( )	75 days after filing pursuant to paragraph (a)(2).
( )	on (date) pursuant to paragraph (a)(2) of Rule 485.

THE NORTH COUNTRY EQUITY GROWTH FUND

THE NORTH COUNTRY INTERMEDIATE BOND FUND

each a series of

THE NORTH COUNTRY FUNDS

Prospectus dated March 30, 200 6

THE NORTH COUNTRY EQUITY GROWTH FUND (the "Growth Fund"), a series of The North Country Funds (the "Trust"), seeks to provide investors with long-term capital appreciation by investing primarily in the equity securities of U.S. companies with mid to large-sized market capitalizations which have demonstrated the potential for long-term growth.

THE NORTH COUNTRY INTERMEDIATE BOND FUND (the "Bond Fund"), a series of the Trust, seeks to provide investors with total return based primarily on current income with minimum fluctuation of principal value by investing primarily in U.S. dollar denominated investment grade corporate and U.S. government bonds and mortgage-backed securities.

This Prospectus concisely describes the information about the Growth Fund and the Bond Fund (the “Funds”) that you ought to know before investing. Please read it carefully before investing and retain it for future reference. A Statement of Additional Information ("SAI") about each Fund, dated March 30, 200 6 , is available free of charge by writing the Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling (888) 350-2990. The SAI has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference into this Prospectus.

AN INVESTMENT IN THE NORTH COUNTRY FUNDS IS NOT A DEPOSIT IN OR GUARANTEED BY GLENS FALLS NATIONAL BANK & TRUST COMPANY OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES THE POSSIBLE LOSS OF PRINCIPAL INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

RISK RETURN SUMMARY

PERFORMANCE

FEES AND EXPENSES

INVESTMENT STRATEGIES

MAIN RISKS

MANAGEMENT

YOUR ACCOUNT

HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES

HOW TO SELL (REDEEM) SHARES

FREQUENT PURCHASES AND REDEMPTION OF SHARES

WHEN AND HOW NAV IS DETERMINED

DISTRIBUTIONS

FEDERAL TAX CONSIDERATIONS

FINANCIAL HIGHLIGHTS

EXCHANGE PRIVILEGE

COUNSEL AND INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

ORGANIZATION

PRIVACY POLICY

FOR MORE INFORMATION

RISK RETURN SUMMARY

The following discussion describes the investment objective and principal investment strategies and risks of each Fund. Each investment objective is a fundamental policy and cannot be changed without the approval of a majority of a Fund's outstanding shares.

You could lose money on your investment in the Funds, or the Funds may not perform as well as other possible investments. Neither Fund, independently or combined, constitutes a balanced or complete investment program and the net asset value of each Fund's shares will fluctuate based on the value of the securities held by each Fund. As with any mutual fund, there can be no guarantee that the investment objective of a Fund will be achieved. An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

INVESTMENT OBJECTIVE OF THE GROWTH FUND

The Growth Fund seeks to provide investors with long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES OF THE GROWTH FUND

The Growth Fund seeks to achieve its investment objective by investing at least 80% of its net assets in a diversified portfolio of equity securities of U.S. companies with mid to large-sized market capitalizations which North Country Investment Advisers, Inc. (the “Adviser”) believes have demonstrated fundamental investment value and favorable growth prospects.

The Adviser utilizes a "growth" approach to investing and selects portfolio securities based on its analysis of various factors including price/earnings ratios, the strength or potential strength of a company's competitive position, strength of management, marketing prowess and product development capabilities. Portfolio securities may be sold as a result of various factors such as lack of performance, change in business direction, or adverse changes in other factors that were the basis for their purchase.

PRINCIPAL RISKS OF INVESTING IN THE GROWTH FUND

The Growth Fund is subject to the following principal investment risks:

MARKET RISK. The net asset value of this Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in equity securities (such as stocks), which are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

ISSUER SPECIFIC CHANGES. The value of an individual security can be more volatile, and can perform differently, than the market as a whole. The price of an individual issuer's securities can rise or fall dramatically in response to such things as earnings reports, news about the development of a promising product, or the changing of key management personnel.

MANAGER RISK. Investment in the Fund involves the risk that the Adviser's assessment of the growth potential of specific securities may prove incorrect.

GROWTH INVESTING. "Growth" stocks can perform differently than the market as a whole and other types of stocks. The prices of growth stocks may increase or decrease significantly in response to unexpected earnings reports or other news about the company.

INVESTMENT OBJECTIVE OF THE BOND FUND

The investment objective of the Bond Fund is to provide investors with total return based primarily on current income with minimum fluctuation of principal value.

PRINCIPAL INVESTMENT STRATEGIES OF THE BOND FUND

The Bond Fund seeks to achieve its investment objective by investing substantially all of its net assets in U.S. dollar denominated investment grade bonds or debt securities. These may include corporate and U.S. government bonds and mortgage-backed securities. Portfolio securities shall be rated within the top four ratings categories by nationally recognized statistical ratings organizations (“NRSROs”) such as Moody's and Standard & Poor's, when purchased. The Bond Fund intends to maintain an investment portfolio with a dollar-weighted average quality of "A" or better and a dollar-weighted average maturity between 1 and 10 years.

The Bond Fund will invest in corporate bonds without regard to industry or sector based on the Adviser's analysis of each target security's structural and repayment features, current pricing and trading opportunities as well as the credit quality of the issuer.

If the rating on an obligation held by the Bond Fund is reduced below the Bond Fund's ratings requirements, the Adviser will sell the obligation only when it is in the best interests of the Bond Fund's shareholders to do so.

PRINCIPAL RISKS OF INVESTING IN THE BOND FUND.

The Bond Fund is subject to the following principal investment risks:

FIXED INCOME RISKS. The market value of each of the Bond Fund's investments will change in response to changes in interest rates and other factors. In general, the price of a fixed income security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates. Also, it is possible that the issuer of a fixed income security held by the Bond Fund may default on the interest and principal payments due to the Bond Fund.  With respect to U.S. government securities, which are securities issued by the U.S. government or one of its agencies or instrumentalities, some, but not all, U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the federal government.  Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury, and some are backed only by the credit of the issuing organization.

PREPAYMENT RISK. Certain portfolio securities of the Bond Fund, such as mortgage-backed securities, are subject to the risk of unscheduled prepayments resulting from a decline in interest rates. These prepayments would have to be reinvested at a lower rate of return. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. The Fund may also fail to recover premiums paid for securities, resulting in a capital loss. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities and, therefore, potentially increasing the volatility of the Bond Fund.

MANAGER RISK.  Investment in the Fund involves the risk that the Adviser's assessment of the performance of the specific securities may prove incorrect.

PERFORMANCE

THE NORTH COUNTRY FUNDS (1)(2)(3)

The bar chart and table that follow provide some indication of the risks of investing in the Growth Fund and the Bond Fund by showing changes in the performance of the Funds from year to year and by showing how each Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Please remember that neither Fund's past performance is an indication of that Fund’s future performance. A Fund may perform better or worse in the future.

During the periods shown in the bar chart, the Growth Fund's best quarterly performance was 27.38% (quarter ended December 31, 1998) and its lowest quarterly performance was -15.95%  (quarter ended September 30, 2002). The Bond Fund's best quarterly performance was 5.19%  (quarter ended September 30, 2002) and its lowest quarterly performance was –2.50% (quarter ended June 30, 2004).

GROWTH BOND
1996 16.58% 3.08% 1997 28.67% 6.56% 1998 40.43% 6.15% 1999 24.31% 0.28% 2000 0.36% 7.25% 2001 (15.57%) 7.24% 2002 (21.45%) 10.93% 2003 26.08% 3.34% 2004 8.35% 1.40% 2005 4.56% 0.64%

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 200 5 )

GROWTH FUND

	1 YEAR	5 YEARS	10 YEARS
Growth Fund (1)(2)
Return before taxes	4.56%	-1.08%	9.55%
Return after taxes on distributions (3)	4.45%	-1.12%	9.53%
Return after taxes on distributions and sale of Fund shares (3)	2.96%	-0.94%	8.51%
S&P 500 Index (4)	4.90%	0.54%	9.07%
Lipper Large Cap Growth Index (5)	7.58%	-4.29%	6.21%

BOND FUND

	1 YEAR	5 YEARS	10 YEARS
Bond Fund (1)(2)
Return before taxes	0.64%	4.63%	4.63%
Return after taxes on distributions (3)	-0.54%	3.24%	3.93%
Return after taxes on distributions and sale of Fund shares (3)	0.41%	3.15%	3.61%
ML C/G 1-10 Index (6)	1.72%	5.21%	5.69%
Lipper A Rated Bond Fund Index (7)	2.53%	5.66%	5.58%

(1)    Each series of The North Country Funds was initially organized under New York law as a Collective Investment Trust sponsored by Glens Falls National Bank & Trust Company. The equity portfolio commenced investment operations on March 26, 1984. The fixed income portfolio commenced investment operations on October 28, 1985. Participation in each Collective Investment Trust was limited to qualified employee benefit plans such as retirement accounts and pension trusts. Upon the commencement of operations on March 1, 2001, each Collective Investment Trust was converted into a series of The North Country Funds, thereby becoming subject to the regulation of the Securities & Exchange Commission.

(2)       The quoted performance data for each Fund includes the performance of the predecessor Collective Investment Trust for calendar year periods before the Trust's Registration Statement became effective as adjusted to reflect estimated expenses of the respective successor fund of the Trust. The Collective Investment Trusts were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act. If the Collective Investment Trusts had been registered under the 1940 Act, the performance of such Collective Investment Trusts may have been adversely affected.

(3)       The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, after-tax returns may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

(4)       The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Indexes are not managed and their returns do not include any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(5)       Lipper Large Cap Growth Index.  This index consists of the equally weighted average monthly returns of the 30 largest funds within the universe of all funds in this category.  These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure”. Indexes are not managed and their returns do not include any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(6)       Merrill Lynch Corporate/Government “A” Rated or Better 1-10 Year Index. This index is an unmanaged index generally representative of the total return of corporate and government bonds with maturities between 1 and 10 years that are rated "A" or better. Indexes are not managed and their returns do not include any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(7)       Lipper A Rated Bond Fund Index.  This index consists of the 30 largest funds that invest at least 65% of their assets in         corporate debt issues rated “A” or better or government issues.  The index is equally weighted. Indexes are not managed and their returns do not include any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of the Funds. These fees and expenses are described in the Fee Table below and are illustrated in the Example that follows:

	Growth Fund	Bond Fund
SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Chare (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a percentage of the amount redeemed, If applicable)	None	None
Exchange Fee	None	None
ANNUAL FUND OPERATING EXPENSES: (as a percentage of net assets)
Management Fees	0.75%	0.50%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.34%	0.38%
Expense Reimbursement Recaptured	0.01%(2)	0.00%
Total Annual Operating Expenses	1.10%(2)	0.88%(3)

(1)   Other Expenses include, among other items, legal, regulatory, administrative, custody, and transfer agency fees.

(2)  The Adviser has voluntarily agreed to limit the total operating expenses to an annual rate of 1.10% of the Growth Fund's average daily net assets for the year ending November 30, 200 6 .. The expense limitation is strictly voluntary and can be terminated by the Adviser at any time. Under the terms of the Advisory Agreement, fees waived or expenses reimbursed by the Adviser are subject to reimbursement by the Fund up to five years from the date that the fee or expense was waived or reimbursed, but no reimbursement payment will be made by the Fund it if would result in the Fund exceeding the voluntary expense limitation described above. The 0.0 1 % represents the amount recaptured from prior period expense reimbursements.

(3)  The Adviser has voluntarily agreed to limit the total operating expenses to an annual rate of 1.10% of the Bond Fund's average daily net assets for the year ending November 30, 200 6 .. The expense limitation is strictly voluntary and can be terminated by the Adviser at any time. Under the terms of the Advisory Agreement, fees waived or expenses reimbursed by the Adviser are  subject to reimbursement by the Fund up to five years from the date that the fee or expense was waived or reimbursed, but no reimbursement payment will be made by the Fund it if would result in the Fund exceeding the voluntary expense limitation described above.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% rate of return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost for each Fund would be:

GROWTH FUND:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$ 112	$ 348	$ 602	$ 1,330

BOND FUND:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$ 90	$ 281	$ 488	$ 1,084

INVESTMENT STRATEGIES

GROWTH FUND

To achieve its investment objective, the Growth Fund invests at least 80% of its net assets in a diversified portfolio of equity securities of U.S. companies with mid to large-sized market capitalizations (generally in excess of $5 billion) that have demonstrated fundamental investment value and the potential for long-term growth. The Growth Fund will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days’ notice to shareholders. Equity securities include common stocks of domestic and foreign-domiciled companies, preferred stocks, convertible preferred stocks, American Depository Receipts (“ADRs”) and other securities having the characteristics of common stocks, such as SPDRs. For liquidity purposes or pending the investment in securities in furtherance of its investment objective, the Fund may invest up to 20% of its net assets in U.S. Government securities, repurchase agreements and high quality short-term debt and money market instruments.

The Adviser selects portfolio securities for investment by the Fund based primarily on its analysis of various factors which influence the issuer's fundamental investment value and prospects for long-term growth. The Adviser determines the investment value of each portfolio security by screening certain financial indicators such as the price-to-earnings ratio, the return on equity, and cash flow using proprietary quantitative techniques. The Adviser also considers the strength or potential strength of a company's competitive position, strength of management, marketing prowess and product development capabilities in order to evaluate a company's growth prospects.

The Growth Fund will not concentrate in any particular industry. The Adviser intends to invest the Growth Fund's portfolio among numerous industries in companies that have consistent operating histories, strong management teams and favorable growth prospects.

The Fund focuses primarily on market sectors such as Materials, Health Care, Utilities, Information Technology, Industrials, Consumer Discretionary, Consumer Staples, Financial Services, Energy and Telecommunications. The Adviser, in its sole discretion, determines which and to what extent each sector is to be represented in the Fund's portfolio and will purchase or sell portfolio securities if it believes that a particular sector should or should not be included in the Fund's investments. However, the extent to which the Adviser invests in any particular sector will be governed, to a large degree, by market conditions.

The Adviser will utilize a buy and hold approach, generally maintaining its position in a company's stock without regard to day-to-day fluctuations in the market. However, the Adviser will frequently re-evaluate portfolio holdings, as it deems necessary, and will typically sell a stock when the reasons for buying it no longer apply, such as a lack of performance, change in business direction, or adverse changes in other factors or when the company begins to show deteriorating fundamentals.

Portfolio Turnover. The frequency of the Growth Fund's portfolio transactions will vary from year to year. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions. However, since the Growth Fund's investment policies emphasize long-term investment in the securities of companies with favorable growth prospects, the Adviser does not anticipate frequent changes in investments and the Growth Fund's portfolio turnover rate is expected to be relatively low.

BOND FUND

The Bond Fund generally invests substantially all of its net assets, without regard to market sector or industry, in U.S. dollar-denominated investment grade bonds or debt securities issued by corporate entities or by the U.S. government, its agencies and instrumentalities and municipalities. These may include certain mortgage-backed securities. The Bond Fund will invest at least 80% of its net assets plus borrowings in     bonds. This policy will not be changed without 60 days' notice to shareholders.

The Bond Fund uses the Merrill Lynch Corporate/Government (A) Rated or Better 1-10 Year Bond Index1 (the “Index”) as a general guide in structuring the Bond Fund and selecting its investments with respect to average quality and maturity and manages the Fund to have interest rate and credit risk characteristics that are similar to that of the Index. Portfolio securities are rated within the top four ratings categories by NRSROs such as Moody's and Standard & Poor's, when purchased. The Bond Fund intends to maintain an investment portfolio with a dollar-weighted average quality of "A" or better and a dollar-weighted average maturity between 1 and 10 years. In determining a security's maturity for purposes of calculating the Bond Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

In buying and selling portfolio securities for the Bond Fund, the Adviser also considers a security's structural features such as duration, the amount of any premium or discount, repayment or distribution schedules, and callable dates in the context of current market conditions and short-term trading opportunities. The Adviser may sell an obligation held by the Fund when the reasons for buying it no longer apply. However, the Fund may not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Adviser will consider such reduction in its determination of whether a Fund should continue to hold the security in its portfolio.

(1)   The Fund is neither affiliated with nor endorsed by Merrill Lynch.

MAIN RISKS

RISKS GENERALLY

Investing in Mutual Funds. All mutual funds carry a certain amount of risk. You may lose money on your investment in either of the Funds. The following describes risks that are particular to each Fund as a result of each Fund's specific investment objective and strategies as well as risks that are common to both Funds generally. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, neither Fund can give any assurance that its investment objective will be achieved.

Issuer Specific Changes. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Illiquid Securities. Each Fund may invest up to 15% of its respective net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Investments in Foreign Securities. Each Fund may invest in the securities of foreign domiciled companies through the purchase of ADRs or the purchase of U.S. dollar denominated foreign securities that are traded in U.S. markets. Investments in foreign securities face specific risks, which include: reduced availability of information regarding foreign companies, foreign companies may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements, reduced liquidity as a result of inadequate trading volume, the difficulty in obtaining or enforcing a judgment abroad, increased market risk due to regional economic and political instability, foreign withholding taxes, the threat of nationalization and expropriation and an increased potential for corrupt business practices in certain foreign countries.

RISKS SPECIFIC TO THE GROWTH FUND

Stock Market Volatility. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Growth Fund is subject to the general risk that the value of the Growth Fund's investments may decline if the stock markets perform poorly. There is also a risk that the Growth Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

RISKS SPECIFIC TO THE BOND FUND

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities rated in the fourth classification by Moody's (Baa) and S&P (BBB) may be purchased by the Bond Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Bond Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Bond Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities, may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Bond Fund.

At times, some of the mortgage-backed securities in which the Bond Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Bond Fund to experience a loss equal to any unamortized premium.

NON-PRINCIPAL INVESTMENT POLICIES

Temporary Defensive Positions. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If any Fund takes a temporary defensive position at the wrong time, the position would have an adverse impact on that Fund's performance. The Fund may not achieve its investment objective. The Funds reserve the right to invest all of their assets in temporary defensive positions.

Securities Lending. Each Fund may lend its portfolio securities to broker-dealers in amounts equaling no more than 33-1/3 % of that Fund's total assets for money management purposes. These transactions will be fully collateralized at all times with cash and/or high quality, short-term debt obligations. These transactions involve risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the securities lent. In the event the original borrower defaults on its obligation to return lent securities, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent  proceeds from the sale of collateral are less than the repurchase price, a Fund would suffer a loss and you could lose money on your investment.

Borrowing. Each Fund may borrow money from banks for temporary or emergency purposes in order to meet redemption requests. To reduce its indebtedness, a Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by a Fund on borrowed funds would decrease the net earnings of the Fund.

Repurchase Agreements. Each Fund may enter into repurchase agreements collateralized by the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of securities with the condition that the original seller (a bank or broker-dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct    investments in securities. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

Portfolio Holdings.  The Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities holdings are available in the Statement of Additional Information, which may be requested free of charge by calling (888) 350-2990.

MANAGEMENT

The business of the Funds is managed under the direction of the Board of Trustees (the "Board") of The North Country Funds. The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Funds.

THE ADVISER

The Adviser has been retained under an Investment Advisory Agreement with the Trust, on behalf of each Fund, to serve as the investment adviser to each Fund, subject to the authority of the Board. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission. The Adviser's principal office is located at 250 Glen Street, Glens Falls, New York 12801.

The Adviser is a wholly-owned subsidiary of Glens Falls National Bank & Trust Company ("GFNB"), the adviser to the GFNB Special Equity Fund #1 and GFNB Special Fixed Income Fund #1 ("Predecessor Funds"), the collective investment trusts sponsored by GFNB which were converted into the Growth Fund and Bond Fund, respectively. Founded in 1851, GFNB is a nationally-chartered commercial bank headquartered in Glens Falls, New York which provides a wide variety of banking and advisory services to private clients and retirement plans .. As of the date of this prospectus, GFNB provides personal, corporate and institutional banking, investment management and custodial services for accounts having an aggregate market value in excess of $ 800 million under active management through its Trust and Investment Division.

Under the terms of the Investment Advisory Agreement between the Trust and the Adviser, the Adviser conducts investment research and management for each Fund and is responsible for the purchase and sale of securities for each Fund's portfolio. The Adviser provides each Fund with investment advice, supervises each Fund's management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of each Fund. In addition, the Adviser pays the salaries and fees of all officers of the Trust who are affiliated with the Adviser.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement of the Funds is available in the Funds’ semi-annual report to shareholders dated May 31.

PORTFOLIO MANAGERS

Michael S. Dier is the portfolio manager of the Growth Fund and, until March 1, 2003, was the portfolio manager of the Bond Fund. Mr. Dier, a Vice President of GFNB, serves as the Chief Investment Officer of GFNB and the Adviser and is primarily responsible for the management and day-to-day implementation of the Growth Fund's investment strategies. Mr. Dier has served as portfolio manager for the Predecessor Funds, as well as for many investment-sensitive, individually managed accounts for retirement plans, foundations and not-for-profit organizations, and individuals of high net worth. He is Chairman of the Investment Policy Committee of both GFNB and the Adviser and also has responsibility for selecting and monitoring the performance of the mutual funds offered by GFNB to 401(k) plan participants.

Mr. Dier joined the Investment Department of GFNB in 1989 after working previously as a portfolio manager for growth and bond funds in the bank trust department of a competing financial institution. Mr. Dier holds a Bachelor's degree in Economics from Hobart College and is also a graduate of the New York State Bankers Association Trust Investment School.

Peter M. Capozzola, CFA is the portfolio manager of the Bond Fund. Mr. Capozzola has been employed as a Portfolio Manager with GFNB since August 2002, managing investments for individuals, trusts, endowments, foundations and pension plans. Since March 1, 2003, Mr. Capozzola has been primarily responsible for the management and day-to-day implementation of the Bond Fund's investment strategies.  He serves on the Investment Policy Committee of both GFNB and the Adviser.

Prior to joining GFNB, Mr. Capozzola served as the Compliance Officer and Comptroller at another trust company. Mr. Capozzola received a Bachelor of Arts degree in Business Economics from the State University of New York at Oneonta and earned an MBA in Investment and Portfolio Management from the Lubin Graduate School of Pace University in New York City. Mr. Capozzola also holds the Chartered Financial Analyst (CFA) designation awarded by the Association for Investment Management and Research.

ADVISORY FEE

In consideration for the services rendered by the Adviser, the Funds paid the Adviser as follows:

                             Percentage of average daily net

                             assets for the fiscal year ended

                                                11/30/0 5

Growth Fund                                                          0.7 6%*

            Bond Fund                                                             0.50%

* Includes .0 1 % of expense reimbursements recaptured by Adviser.

The Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares in each Fund he manages.

ADMINISTRATOR and TRANSFER AGENT

The Administrator and Transfer Agent is Gemini Fund Services, LLC ("GFS" or the "Administrator" or "Transfer Agent"), which has its principal office at 450 Wireless Blvd. , Hauppauge, New York 11788. GFS is primarily in the business of providing administrative, fund accounting and transfer agency services to retail and institutional mutual funds.

GFS provides administrative, executive and regulatory services to each Fund. It supervises the preparation of each Fund's tax returns and coordinates the preparation of reports to and filings with the Securities and Exchange Commission and various state securities authorities, subject to the supervision of the Trust’s Board of Trustees. GFS' transfer agency service is located at 4020 South 147th Street, Suite 2, Omaha, NE 68137.

DISTRIBUTOR

Aquarius Fund Distributors, LLC  ("the Distributor"), an affiliate of GFS, has entered into a distribution agreement with the Trust to serve as the principal underwriter for each Fund and the distributor for each Fund's shares. The Distributor is located at 4020 South 147th Street , Omaha, NE 681 37 ..

YOUR ACCOUNT

TYPES OF ACCOUNTS

If you are making an initial investment in a Fund, you will need to open an account. You may establish the following types of accounts:

Individual, Sole Proprietorship and Joint Accounts. Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.

Uniform Gift or Transfer to Minor Accounts (UGMA, UTMA). Depending on the laws of your state, you can set up a custodial account under the Uniform Gift (or Transfers) to Minors Act. These custodial accounts provide a way to give money to a child and obtain tax benefits. To open a UGMA or UTMA account, you must include the minor's social security number on the application and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

Corporate and Partnership Accounts. To open a corporate or partnership account, or to send instructions to the Fund, the following documents are required:

•     For corporations, a corporate resolution signed by an authorized person with a signature guarantee.

•     For partnerships, a certification for a partnership agreement, or the pages from the partnership agreement that identify the general partners.

•     An authorized officer of the corporation or other legal entity must sign the application.

Trust Accounts. The trust must be established before you can open a trust account. To open the account you must include the name of each trustee, the name of the trust and provide a certification of trust, or the pages from the trust document that identify the trustee(s).

Retirement Accounts. Each Fund offers IRA accounts, including traditional IRA, Roth IRA, Rollover IRA, Education IRA, SIMPLE IRA, SEP IRA and Keogh accounts. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA be sure to indicate the year for which the contribution is made.

HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES

Once you have chosen the type of account and the Funds in which you wish to invest, you are ready to establish an account.

Anti-Money Laundering and Customer Identification Programs

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  When completing a new account application form, we will ask for your name, address, date of birth, social security number/Tax ID number and other information that will allow us to identify you.  We may also ask to see other identifying documents. Until you provide the information or documents we need, we may not be able to open an account or effect any additional transactions for you.

When opening an account for a foreign business, enterprise or a non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

General Information

     The Funds do not issue share certificates.

     You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

     During unusual market conditions, a Fund may temporarily suspend or discontinue any service or privilege.

Minimum Initial Purchases:

     Each Fund accepts investments in the following minimum amounts:

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Individual, Sole proprietorship or Joint accounts	$1,000	$100
Corporate, partnership or trust accounts	$1,000	$100
Uniform Gift or Transfer to a Minor Accounts (UGMA, UTMA)	$500	$100
Individual Retirement Accounts (IRA)	$500	$100

The Trust or Adviser may waive or lower these minimums in certain cases. You must complete and sign an application for each type of account you open with each Fund.

Method of Purchase

By Mail

You may open an account by mailing a completed and signed account application, together with a check, to:

                    North Country Funds

                    c/o Gemini Fund  Services, LLC

                    4020 South 147th Street, Suite 2

                    Omaha, NE  68137

By Telephone

      Once an account has been established, you may purchase additional shares by telephone, by calling (888) 350-2990.

By Wire

After you have obtained an account number, you may purchase shares of a Fund by wiring federal funds. Your bank may charge a fee for doing this. You should instruct your bank to wire funds to:

                    First National Bank of Omaha

                    ABA # 104000016

                    F/B/O: North Country Funds

                    Account No. 11287867

                    For further Credit to [Shareholder Name] and [Account Number]

Automatic Investment Plans

      You may invest a specified amount of money in a Fund once or twice a month or once quarterly on specified dates. These payments are taken from your bank account by automated clearinghouse ("ACH") payment.

      To open an Automatic Investment Plan account ("AIP"), call or write to us  to request an "Automatic Investment" form. Complete and sign the form, and return it to us along with a voided check for the bank account from which payments will be made.

Transactions Through Third Parties

      If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Funds. Banks, brokers, retirement plans and financial advisors may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

How to Pay for Your Purchase of Shares

     You may purchase shares of a Fund by check, ACH, or wire. All payments must be in U.S. dollars.

Checks. All checks must be drawn on U.S. banks and made payable to "North Country Funds". No other method of check payment is acceptable (for instance, you may not pay by travelers check).

ACH Payments. Instruct your financial institution to make an ACH payment to us. These payments typically take two days. Your financial institution may charge you a fee for this service.

Wires. Instruct your financial institution to make a Federal funds wire payment to us. Your financial institution may charge you a fee for this service.

Limitations on Purchases

The Trust reserves the right to refuse any purchase request, particularly requests that could adversely affect a Fund or its operations. This includes those from any individual or group who, in the Trust's view, is likely to engage in excessive trading.  Trading is generally considered excessive if a substantive exchange or redemption occurs within 30 days of the purchase of Fund shares.  Please see the Trust’s policy on frequent purchases and redemptions of Fund shares in the Section entitled How to Sell (Redeem) Shares.

Canceled or Failed Payments

The Trust accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund whose shares you are purchasing or the Transfer Agent and the Fund may redeem other shares you own in the account as reimbursement. If you   purchase your shares by check, the Fund may delay sending the proceeds from your redemption request until your check has cleared. This could take up to 15 calendar days from the purchase date. Each Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment. If we cancel your purchase due to non-payment, you will be responsible for any loss the relevant Fund incurs. We will not accept cash or third-party checks for the purchase of shares.

HOW TO SELL (REDEEM) SHARES

You have the right to sell ("redeem") all or any part of your shares subject to certain restrictions. Selling your shares in a Fund is referred to as a "redemption" because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your completed redemption request as described below. See "Redemption Procedures" below.

We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. We will generally send your redemption to you within seven days after we receive your redemption request. During unusual market conditions, a Fund may suspend redemptions or postpone the payment of redemption proceeds, to the extent permitted under the Federal securities laws. If you purchase your shares by check, a Fund may delay sending the proceeds from your redemption request until your check has cleared. This could take up to 15 calendar days from the date of  purchase.

Neither Fund can accept requests that specify a certain date for redemption or which specify any other special conditions. Please call 888-350-2990 for further information. We will not process your mailed redemption request if it is not in proper form ("Redemption Procedures"). However, we will notify you if your redemption request is not in proper form.

Redemption Procedures

By Mail

To redeem shares by mail, prepare a written request in proper form which must include:

•     Your name(s) and signature(s);

•     The name of the Fund, and your account number;

•     The dollar amount or number of shares you want to redeem;

•     How and where to send your proceeds;

•     A Medallion Signature Guarantee, if required (see "Signature Guarantee Requirements" below); and

•     Any other legal documents required for redemption requests by corporations, partnerships or trusts.

Mail your request and documentation to:

           North Country Funds

           c/o Gemini Fund  Services, LLC

           4020 South 147th Street, Suite 2

           Omaha, NE 68137

By Wire

You may only request payment of your redemption proceeds by wire if you have previously elected wire redemption privileges on your account application or a separate form. A $10 fee will be charged to send the redemption proceeds by wire.

     Wire requests are only available if your redemption is for $10,000 or more.

To request a wire redemption, mail or call us with your request (See "By Mail"). If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges.

By Telephone

     We accept redemption requests by telephone only if you have elected telephone redemption privileges on your account application or a separate form.

To redeem shares by telephone, call us with your request. You will need to provide your account number and the exact name(s) in which the account is registered. We may also require a password or additional forms of identification.

Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges - See "By Wire" above)

Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive. Neither the Funds nor the Transfer Agent will be responsible for any losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity.

Automatic Redemption

If you own shares of a Fund with an aggregated value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Automatic requests must be for at least $100.

To set up periodic redemptions automatically, call or write us for an "Automatic Redemption" form. You should complete the form and mail it to us with a voided check for the account into which you would like the redemption proceeds deposited.

Medallion Signature Guarantee Requirements

To protect you and the Trust against fraud, signatures on certain requests must have a "Medallion Signature Guarantee." A Medallion Signature Guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but NOT from a notary public.

 For requests made in writing a Medallion Signature Guarantee is required for any of the following:

•     Redemption of over $5,000 worth of shares;

•     Changes to a record name or address of an account;

•     Redemption from an account for which the address or account registration has changed within the last 30 days;

•     Sending proceeds to any person, address, brokerage firm or bank account not on record;

•     Sending proceeds to an account with a different registration (name or ownership) from yours; or changes to automatic investment or redemption programs, distribution options, telephone or wire redemption privileges, any other election in connection with your account.

Small Accounts

If the value of your account falls below $500 ($250 for UGMA and IRA accounts), a Fund may ask you to increase your balance. If the account value is still below $500 after 30 days, the Fund may close your account and send you the proceeds. The Funds will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

Redemption in Kind

The Trust reserves the right to make redemptions "in kind" --- payment of redemption proceeds in portfolio securities rather than cash --- if the amount requested is large enough to affect Fund operations (for example, if the amount of the redemption is the greater of $250,000 or 1% of a Fund's net assets). To the extent that a shareholder receives his or her proceeds "in kind," the shareholder will bear the market risk associated with those portfolio securities until they are converted to cash and the shareholder will bear the brokerage costs to convert those securities to cash.

Transferring Registration

You can transfer the registration of your shares in a Fund to another owner by completing a transfer form and sending it to The North Country Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Lost Accounts

The Transfer Agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent is able to determine your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund in which such lost account is invested. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

How to Contact the Funds

     For more information about each Fund or your account, you may write to us at:

                                    North Country Funds

                                    c/o Gemini Fund Services, LLC

                                    4020 South 147th

                                    Omaha, NE 68137

     Or you may call us toll free at 888-350-2990

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders that discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund’s investments, and increase brokerage and administrative costs. The Trust may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that an investor is engaging in market timing activities.

To prevent disruption in the management of the Funds, excessive trading or exchange activity is limited.  Generally, trading or exchange activity is considered excessive if a substantive exchange or redemption occurs within 30 days of purchase.

A substantive exchange or redemption means an exchange of $50,000 or more.

An investor’s exchange privilege or right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive.  The Trust may accept purchases or exchanges in excess of the above guidelines if it believes that granting such exceptions is in the best interest of the Fund and the purchase or exchange is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of the Trust to knowingly facilitate a mutual fund purchase or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Trust’s Prospectus or Statement of Additional Information, and/or is considered not to be in the best interests of the Fund or its other shareholders.

The Funds will apply their policies and procedures uniformly to all Fund shareholders. Although the Funds intend to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

WHEN AND HOW NAV IS DETERMINED

     The price per share of each Fund is known as the "net asset value" per share ("NAV").

Each Fund's NAV is determined at the close of trading (generally 4:00p.m.) (“Valuation Time”) on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed for business on most national holidays and on Good Friday. We will price your order at the NAV next calculated after the Fund receives your order in proper form. A Fund's NAV may be calculated earlier, however, if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC").

If a security or securities that a Fund owns are traded when the NYSE is closed (for example, in an after-hours market) the value of the Fund's assets may be affected on days when that Fund is not open for business. In addition, trading in some of a Fund's assets may not occur on days when the Fund is open for business. Each Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

Fund portfolio securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ Official Closing Price (NOCP).   Certain short-term securities are valued on the basis of amortized cost.

If a security does not have a readily available market quotation, the Funds value the security based on fair value, as determined in good faith in accordance with the guidelines established by the Funds’ Board.  The types of securities for which fair value pricing is required include, but are not limited to:

•     Securities for which market quotations are insufficient or not readily available at the Valuation Time on a particular Business Day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

•     Securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the absence of current sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading;

•     Securities determined to be illiquid; and

•     Securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV.

Fair value pricing should result in a more accurate determination of a Fund’s NAV, which should eliminate the potential for arbitrage in a Fund. However, valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  The Adviser makes such determinations under the supervision of the Board, in good faith, in accordance with procedures adopted by the Board.  There is no assurance that a Fund will obtain the fair value assigned to a security if it were to sell such security while it is fair valued.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of a Fund's net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend distribution. Each Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income, for income tax purposes, and are included in dividend distributions.

The Growth Fund intends to distribute dividends, if any, on an annual basis. The Bond Fund intends to distribute dividends on a monthly basis. Each Fund will distribute capital gains, if any, annually. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Holders become entitled to receive distributions on the day after the shares are reflected on the books of the transfer agent.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to a Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

     Long-term vs. Short-term capital gains:

• Long-term capital gains are realized on securities held by the Fund for more than one year and are part of your capital gain distribution.

• Short-term capital gains are realized on securities held by the Fund for one year or less and are part of your dividend distributions.

FEDERAL TAX CONSIDERATIONS

Your investment may have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, each Fund's Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser's investment decisions will result in a negative tax consequence for a Fund's shareholders.

Taxes on Distributions. Each Fund operates in a manner such that the Fund itself will not be liable for Federal income or excise tax. However, distributions to you, whether received in cash or reinvested in additional shares of a Fund, may be subject to Federal, state and local tax. Distributions which in the hands of the Fund, represent net investment income or short-term capital gain are taxable to you as ordinary income. Distributions which in the hands of the Fund, represent long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares.

After December 31 of each year (and by January 31 of the following year), each Fund will mail to you reports containing information about that Fund's distributions during the year. Consult your tax advisor about the Federal, state and local tax consequences in your particular circumstances.

Taxes on Redemptions of Shares. Sales of Fund shares may be a taxable transaction for Federal income tax purposes. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statement so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain or loss.

Taxes on Exchanges. An exchange is not a tax-free transaction. An exchange of shares pursuant to a Fund's exchange privilege is treated the same as an ordinary sale and purchase for Federal income tax purposes and you will realize a capital gain or loss.

Buying a Dividend. All distributions reduce the net asset value of a Fund's shares by the amount of the distribution. Unless your investment is in a tax-deferred account, you may wish to avoid buying shares of a Fund shortly before a distribution. If you purchase shortly before a distribution, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Tax Withholding. Each Fund may be required to withhold U.S. Federal income tax at a substantial rate from all taxable distributions and from proceeds from certain sales payable to shareholders who fail to provide a Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. Federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen McCurdy, Ltd whose report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request. The financial highlights for the fiscal years ended November 30, 2003 and prior had been audited by another independent accounting firm.

EQUITY GROWTH FUND

(For a fund share outstanding throughout each period)

	For the year ended November 30, 2005	For the year ended November 30, 2004	For the year ended November 30, 2003	For the year ended November 30, 2002	March 1, 2001 * through November 30, 2001

Net asset value, beginning of period	$9.67	$ 8.79	$ 7.55	$ 9.19	$ 10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(loss)	0.03	0.02	0.00+	0.00+	0.00
Net realized and unrealized gains (losses) on investments	0.64	0.86	1.24	(1.64)	(0.81)
Total from investment operations	0.67	0.88	1.24	(1.64)	(0.81)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.02)	0.00+	0.00	0.00+	0.00
Distribution from net realized gains from security transactions	0.00	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 10.32	$ 9.67	$ 8.79	$ 7.55	$ 9.19

Total return (1)	6.97%	10.02%	16.42%	(17.81)%	(8.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$ 95,582	$ 84,655	$ 70,305	$ 57,298	$ 57,734
Ratios to average net assets (2)
Expenses, before reimbursement	1.09%	1.08%	1.13%	1.13%	1.21%
Expenses, including effect of reimbursement	1.10%(3)	1.10%(3)	1.10%	1.10%	1.10%
Net investment income, before reimbursement	0.36%	0.26%	(0.02)%	(0.04)%	(0.06)%
Net investment income, including effect of reimbursement	0.35%(3)	0.24%(3)	0.01%	(0.01)%	0.05%
Portfolio turnover rate	43.24%	37.15%	31.53%	38.24%	20.05%

(1) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Not annualized for periods less than one year.

(2) Annualized for periods less than one year.

(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.

*   Prior to March 1, 2001, the Fund was organized as a Collective Investment Trust.

 + Less than $.01 per share.

INTERMEDIATE BOND FUND

(For a fund share outstanding throughout each period)

	For the year Ended November 30, 2005	For the year Ended November 30, 2004	For the year Ended November 30, 2003	For the year Ended November 30, 2002	March 1, 2001 * through November 30, 2001

Net asset value, beginning of period	$ 10.43	$ 10.70	$ 10.54	$ 10.23	$ 10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(loss)	0.34	0.34	0.38	0.45	0.33
Net realized and unrealized gains on investments	(0.25)	(0.17)	0.16	0.31	0.23
Total from investment operations.	0.09	0.17	0.54	0.76	0.56

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.34)	(0.34)	(0.38)	(0.45)	(0.33)
Distribution from net realized gains from security transactions	(0.02)	(0.10)	0.00	0.00	0.00
Total distributions	(0.36)	(0.44)	(0.38)	(0.45)	(0.33)
Net asset value, end of period	$ 10.16	$ 10.43	$ 10.70	$ 10.54	$ 10.23

Total return (1)	0.86%	1.48%	5.11%	7.56%	5.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$ 58,497	$ 60,904	$ 37, 946	$ 29,535	$ 24,531
Ratios to average net assets (2)
Expenses, before reimbursement	0.88%	0.89%	1.04%	1.11%	1.27%
Expenses, including effect of reimbursement	0.88%	0.89%	1.04%	1.12%(3)	1.25%
Net investment income, before reimbursement	3.33%	3.21%	3.50%	4.33%	4.43%
Net investment income, including effect of reimbursement	3.33%	3.21%	3.50%	4.32%(3)	4.45%
Portfolio turnover rate	30.75%	35.52%	21.62%	9.56%	20.72%

(1) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Not annualized for periods less than one year.

(2) Annualized for periods less than one year.

(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.

* . Prior to March 1, 2001, the Fund was organized as a Collective Investment Trust.

EXCHANGE PRIVILEGE

You may exchange your shares in either Fund for shares of the other Fund at no charge. Be advised that exercising this privilege is really two transactions: a sale of shares in one Fund and the purchase of shares in another. Therefore, exchanges will typically have certain tax consequences and you could realize short- or long-term capital gains or losses. Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise.

Call 888-350-2990 to learn more about exercising your exchange privilege.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by Ropes & Gray LLP, One Metro Center, 700 12th St., NW, Washington, D.C. 20005-3948. Cohen McCurdy, Ltd., 800 Westpoint Parkway, Suite 1 100 , Westlake, Ohio 44145, have been selected as independent registered public accountants for the Trust.

ORGANIZATION

Each of the Growth and Bond Funds has been organized as a series of The North Country Funds, a Massachusetts business trust formed on June 1, 2000 and registered with the SEC as an open-end, management investment company on September 11, 2000. The shares of The North Country Funds may be offered in series in addition to the Growth Fund and the Bond Fund. Each series has, and each future series will have, its own investment objective, policies and investment restrictions and is designed to meet different investment needs.

It is not intended that either Fund will hold meetings of its shareholders except when required by Federal or Massachusetts state law. All shareholders of each Fund are entitled to vote at shareholders' meetings. From time to time, large shareholders may control a Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

The Privacy Policy is not part of this Prospectus:

PRIVACY POLICY

At The North Country Funds we recognize and respect the privacy of each of our Investors and their expectations for confidentiality. The protection of investor Information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information. This statement applies to information on current and former customers.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

Account applications and other required forms;

Written, oral, electronic or telephonic communications; and

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as otherwise permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as otherwise permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our customers.

FOR MORE INFORMATION

LEGAL COUNSEL                                        Ropes & Gray LLP

                                                                        One Metro Center

700 12th St., NW, Suite 900

                                                                        Washington D.C.  20005-3948

INDEPENDENT REGISTERED                Cohen McCurdy, Ltd.

PUBLIC ACCOUNTING FIRM                 800 Westpoint Parkway, Suite 1100

                                                                         Westlake, Ohio  44145

ADMINISTRATOR AND                          Gemini Fund Services, LLC

FUND ACCOUNTANT

450 Wireless Blvd.

                                                                        Hauppauge, New York 11788

TRANSFER AGENT                                    Gemini Fund Services, LLC

                                                                        4020 South 147th Street, Suite 2

                                                                        Omaha, NE 68137

CUSTODIAN                                                 Bank of New York

One Wall Street, 25th Floor

                                                                        New York, NY 10286

As of the date of this Prospectus, the Funds do not have an Internet Website. The following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about each Fund and is incorporated by reference into this Prospectus.

You may obtain free copies of both reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

THE NORTH COUNTRY FUNDS

C/O GEMINI FUND SERVICES, LLC

4020 SOUTH 147TH STREET, SUITE 2 OMAHA, NE  68137

(888) 350-2990

You may review and obtain copies of The North Country Funds information (including the SAIs) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about each Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File Number: 811-10123

THE NORTH COUNTRY FUNDS

450 Wireless Blvd.

Hauppauge, New York 11788

(631) 470-2600

NORTH COUNTRY EQUITY GROWTH FUND

NORTH COUNTRY INTERMEDIATE BOND FUND

Statement of Additional Information

March 30, 200 6

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' Prospectus dated March 30, 200 6 .. A copy of the Prospectus may be obtained by sending your request in writing to Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137 or by calling toll free at (888) 350-2990.

TABLE OF CONTENTS

Organization
Investment Objectives and Strategies
Investment Policies, Risks and Restrictions
Disclosure of Portfolio Holdings
Trustees and Executive Officers
Proxy Voting Policy and Procedures
Share Ownership In Fund
Investment Advisory and Other Services
Portfolio Managers
Portfolio Transactions and Allocation of Brokerage
Taxation
Voting and Ownership of Shares
Purchase of Shares
Redemption of Shares
Frequent Purchases and Redemptions of Fund Shares
Dividends and Distributions
Net Asset Value
Performance Information
Counsel and Independent Registered Public Accounting Firm
Other Information
Financial Statements

ORGANIZATION

The North Country Equity Growth Fund (the "Growth Fund") and The North Country Intermediate Bond Fund (the "Bond Fund"), collectively the "Funds", are each a series of The North Country Funds (the "Trust"), a business trust organized pursuant to a Declaration of Trust under the laws of the State of Massachusetts on June 1, 2000. The Trust's principal office is located at c/o Gemini Fund Services, LLC, 450 Wireless Blvd. , Hauppauge, New York 11788.

The Growth Fund and the Bond Fund were initially organized as Collective Investment Trusts sponsored by the Glens Falls National Bank & Trust Company on March 26, 1984 under New York law and the regulations of the United States Comptroller of the Currency. The Funds commenced operations as mutual funds regulated by the Securities and Exchange Commission (“SEC”) on March 1, 2001. Prior to their conversion into separate series of a registered investment company, investor participation in the Collective Investment Trusts was limited to qualified employee benefit plans, such as pension, profit sharing and 401(k) plans.

The Trust is a diversified, open-end management investment company. It is not intended that either Fund will hold meetings of its shareholders except when required by Federal or Massachusetts state law. All shareholders of each Fund are entitled to vote at shareholders' meetings. From time to time, large shareholders may control a Fund.

The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Establishment and offering of additional funds will not alter the rights of the Funds' shareholders. Shares do not have preemptive rights or subscription rights. All shares when issued, will be fully paid and non-assessable by the Trust. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the assets of the Fund.

North Country Investment Advisers, Inc. (the “Adviser”) has been retained under an Investment Advisory Agreement with the Trust, on behalf of each Fund, to serve as the investment adviser to each Fund, subject to the authority of the Board of Trustees (see section entitled “Investment Advisory and Other Services” for more information).

INVESTMENT OBJECTIVES AND STRATEGIES

The following discussion describes the investment objective and principal investment strategies of each Fund. Each investment objective is a fundamental policy and cannot be changed without the approval of a majority of each Fund's outstanding shares. As with any mutual fund, there can be no guarantee that the investment objective of a Fund will be achieved.

THE GROWTH FUND

The Growth Fund seeks to provide investors with long-term capital appreciation. The Growth Fund seeks to achieve its investment objective by investing at least 80% of the Growth Fund's net assets in a diversified portfolio of equity securities of U.S. companies with mid to large-sized market capitalization which the Adviser believes have demonstrated fundamental investment value and favorable growth prospects. The Growth Fund may utilize certain derivatives for hedging purposes or to remain fully invested.

The Adviser utilizes a "growth" approach to investing and selects portfolio securities based on its analysis of various factors including, price/earnings ratios, the strength or potential strength of a company's competitive position, strength of management, marketing prowess and product development capabilities.  Portfolio securities may be sold as a result of various factors such as lack of performance, change in business direction, or adverse changes in other factors that were the basis for their purchase.

THE BOND FUND

The investment objective of the Bond Fund is to provide investors with current income and total return with minimum fluctuation of principal value. The Bond Fund seeks to achieve its investment objective by investing substantially all of its net assets in U.S. dollar denominated investment grade bonds or debt securities. These may include corporate and U.S. government bonds and mortgage-backed securities. Portfolio securities shall be rated within the top four ratings categories by nationally recognized statistical ratings organizations (“NRSRO”) such as Moody's and Standard & Poor's. The Bond Fund intends to maintain an investment portfolio with a dollar-weighted average quality of "A" or better and an average dollar-weighted maturity between 1 and 10 years.

The Bond Fund will invest in corporate bonds without regard to industry or sector based on the Adviser's analysis of each target security's structural and repayment features, current pricing and trading opportunities as well as the credit quality of the issuer.

If the rating on an obligation held by the Bond Fund is reduced below the Bond Fund's ratings requirements, the Adviser will sell the obligation only when it is in the best interests of the Bond Fund's shareholders to do so.

INVESTMENT POLICIES, RISKS AND RESTRICTIONS

INVESTING IN MUTUAL FUNDS

All mutual funds carry a certain amount of risk. You may lose money on your investment in either Fund. The following describes investment policies, risks and restrictions that are particular to each Fund as a result of each Fund's specific investment objective and strategies. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, neither Fund can give any assurance that its investment objective will be achieved.

ILLIQUID SECURITIES

No Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. The Adviser will monitor the amount of illiquid securities in each Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with each Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of each Fund's portfolio securities and the Funds might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Adviser, acting on written guidelines set by the Trust's Board of Trustees, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of a Fund's collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), that Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

SECURITIES LOANS

Each Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets for money management purposes, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to a lender-Fund an amount equal to any dividends or interest received on securities loaned. Each Fund retains all or a portion of the interest received on the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable that Fund to exercise voting rights on any matters materially affecting the investment. The Funds may also call such loans in order to sell the securities.

BORROWING MONEY

 Each Fund may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests. Each Fund may borrow up to one-third of its total assets. The use of leverage involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of each Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing is generally fixed, the net asset value per share of each Fund tends to increase more when its portfolio assets decrease in value than would otherwise occur if the Fund did not borrow funds. Interest costs on borrowings, however, may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

INVESTMENTS IN FOREIGN SECURITIES

 Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve a risk of local, political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

American Depository Receipts (ADRs), as well as other "hybrid" forms of ADRs, including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

INVESTMENT POLICIES SPECIFIC TO THE GROWTH FUND

The Growth Fund is subject to the general risks and considerations associated with equity investing as well as additional risks and restrictions discussed herein.

EQUITY INVESTING GENERALLY

An investment in the Growth Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the general condition of the stock market may deteriorate. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value according to various unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction and global or regional political, economic and banking crises. A decline in the general market value of the equity securities held by the Fund may result in an adverse effect on the value of your investment. There can be no assurances that the Fund will be able to absorb (without significant loss of a portion of your investment) the potentially negative effects of such market decline.

STOCK MARKET VOLATILITY

Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Growth Fund is subject to the general risk that the value of the Fund's investments may decline if the stock markets perform poorly. There is a risk that the Fund's investments will under perform either the securities markets generally or particular segments of the securities markets.

COMMON STOCK

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

PREFERRED STOCK

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Growth Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

CONVERTIBLE SECURITIES

Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Growth Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile.  Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not.  The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

WARRANTS

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Growth Fund's entire investment therein).

STANDARD & POOR'S DEPOSITORY RECEIPTS AND DIAMONDS

The Growth Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment company sponsored by a wholly-owned subsidiary of the American Stock Exchange, LLC. which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the Standard & Poor's 500 Stock Index (the "S&P 500 Index"). SPDRs are listed on the American Stock Exchange (the "Exchange") and traded in the secondary market on a per-SPDR basis.

The Growth Fund may also invest in DIAMONDS. DIAMONDS are units of beneficial interest in an investment company representing proportionate undivided interests in a portfolio of securities consisting of all the component common stocks of the Dow Jones Industrial Average (the "DJIA"). DIAMONDS are listed on the Exchange and may be traded in the secondary market on a per-DIAMONDS basis.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. DIAMONDS are designed to provide investors with investment results that generally correspond to the price and yield performance of the component common stocks of the DJIA. The value of both SPDRs and DIAMONDS are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market.

Investments in SPDRs and DIAMONDS involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs and/or DIAMONDS invested in by the Growth Fund. Moreover, the Fund's investment in SPDRs and DIAMONDS may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for the Fund due to transaction costs and other expenses. Additionally, the respective investment company's may not fully replicate the performance of their respective benchmark indices due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances such as discrepancies between the investment company and the indices with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by an index and the investment company. Under these type circumstances, the value of the SPDRs or DIAMONDS held by the Growth Fund will have a negative impact on the net asset value of the Fund.

DERIVATIVES

CALL OPTIONS

A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security (or a cash amount equal to the value of the index) against payment of the exercise price during the option period.

PUT OPTIONS

A put option gives its purchaser, in return for a premium, the right to sell the underlying security (or index) at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation to buy the underlying security (or receive a cash amount equal to the value of the index), upon exercise at the exercise price during the option period.

The amount of premium received or paid for an option is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period and interest rates.

There are a limited number of options contracts on securities indices and option contracts may not be available on all securities that the Growth Fund may own or seek to own.

OPTIONS ON FUTURES CONTRACTS

The Growth Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be affected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

OPTIONS ON STOCK INDEX FUTURES

Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

As an alternative to purchasing call and put options on index futures, the Growth Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

DEALER OPTIONS

The Growth Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Fund might look to an exchange's clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Growth Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund will seek to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Growth Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The staff of the SEC takes the position that purchased dealer options are illiquid securities. The Growth Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Growth Fund will change its treatment of such instruments accordingly.

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of the Growth Fund's options strategies depends on the ability of the Adviser to forecast correctly interest rate and market price movements. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Growth Fund will be able to affect closing transactions at any particular time or at an acceptable price.

FUTURES CONTRACTS AND RELATED OPTIONS

Subject to applicable law, and unless otherwise specified in the prospectus, the Growth Fund may invest in futures contracts and related options for hedging purposes, such as to manage the effective duration of the Fund's portfolio. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Closing out a futures contract sale is affected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the Growth Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss is unlimited. The closing out of a futures contract purchase is affected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the Growth Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of Funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Growth Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Growth Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions, which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

TEMPORARY INVESTMENTS

The Growth Fund may, as a temporary defensive measure, invest without limitation, in short-term debt securities and money market securities with a rating of A2-P2 or higher.

In order to have funds available for redemption and investment opportunities, the Growth Fund may also hold a portion of its assets in cash or U.S. short-term money market instruments. Certificates of deposit purchased by the Growth Fund will be those of U.S. banks having total assets at the time of purchase in excess of $1 billion, and bankers' acceptances purchased by the Growth Fund will be guaranteed by U.S. banks having total assets at the time of purchase in excess of $1 billion. The Growth Fund anticipates that not more than 10% of its total assets will be so invested or held in cash at any given time, except when the Growth Fund is in a temporary defensive posture.

INVESTMENT POLICIES SPECIFIC TO THE BOND FUND

FIXED INCOME INVESTMENTS

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Bond Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Bond Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

GOVERNMENT OBLIGATIONS

The Bond Fund may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and the Student Loan Marketing Association ("SLMA").

Certain of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the U.S Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it were not obligated to do so by law.

MASTER DEMAND NOTES

The money market instruments in which the Bond Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it mistreated as an illiquid security.

MORTGAGE-BACKED SECURITIES.

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They are, therefore, classified as derivatives. Mortgage-backed securities may be issued or guaranteed by a U.S. Government agency or instrumentality such as the GNMA, FNMA, and FHLMC, though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government Agency mortgage-backed securities or some form of non-governmental credit enhancement.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market.  In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Bond Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Bond Fund uses an approach that the Adviser believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Bond Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers), including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance, and letters of credit, may support timely payment of interest and principal of non-governmental pools. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. The Adviser considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Bond Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Bond Fund may buy mortgage-backed securities without insurance or guarantees, if the Adviser determines that the securities meet the Bond Fund's quality standards. The Adviser will, consistent with the Bond Fund's investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

INTERNATIONAL DOLLAR-DENOMINATED BONDS

The Bond Fund may invest in bonds, denominated in U.S. dollars, issued by foreign governments and companies. To the extent that it owns foreign bonds, the Bond Fund will generally be subject to the same risks described under "Investments in Foreign Securities." Typically, the Bond Fund will not invest more than 20% of its net assets in such bonds.

INTEREST RATE RISK

Debt securities have varying levels of sensitivity to changes in interest rates.  In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall.  Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price.  In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction.

Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

CREDIT RISKS

Fixed income securities rated in the fourth classification by Moody's (Baa) and S&P (BBB) may be purchased by the Bond Fund.  These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

EXTENSION RISK

The Bond Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected.  This may happen when there is a rise in interest rates.  These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

PREPAYMENT RISK

Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets.  Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities, for example, include both interest and a partial payment of principal.  Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates.  One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.  Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Bond Fund.

At times, some of the mortgage-backed securities in which the Bond Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Bond Fund to experience a loss equal to any unamortized premium.

INVESTMENT RESTRICTIONS

In addition to the principal investment objectives, policies and risks set forth in the Prospectus and in this Statement of Additional Information, each of the Growth Fund and the Bond Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed with respect to a Fund individually, without the vote of a majority of that Fund's outstanding securities, as defined in the Investment Company Act of 1940 ("1940 Act"), as amended. Non-fundamental investment restrictions of a Fund may be changed by the Board of Trustees.

FUNDAMENTAL INVESTMENT RESTRICTIONS

As fundamental investment restrictions, the Funds will not:

        1. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of a Fund's total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer;

        2. Issue any senior securities, as defined in the 1940 Act, except as set forth in restriction number 3 below;

        3. Borrow amounts in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. To secure any such borrowing, a Fund may pledge or hypothecate up to 33 1/3% of the value of its total assets;

        4. Act as an underwriter of securities of other issuers, except insofar as the Trust may be technically deemed an underwriter under the federal securities laws in connection with the disposition of each Fund's portfolio securities;

        5. Purchase or sell real estate or commodities, including oil, gas or other mineral exploration or developmental programs or commodity futures contracts (but the Funds may invest in financial futures);

        6. Make loans, in the aggregate, exceeding 33 1/3% of either Fund's total assets or lend either Fund's portfolio securities to broker-dealers if the loans are not fully collateralized;

        7. Invest in other registered investment companies, except as permitted by the 1940 Act;

        8. Purchase from or sell to any officer or trustee of the Trust or its Adviser any securities other than the shares of beneficial interest of either Fund; or

        9. Concentrate investments, or invest 25% or more of its assets, in any one industry.  This limitation shall not apply to securities issued or guaranteed by the U.S. Government.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Funds are each subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Trustees without shareholder approval.

        The Funds will not:

        1. Acquire securities for the purpose of exercising control over management;

        2. Invest more than 15% of its net assets in illiquid securities.  In the event that such illiquid securities comprise more than 15% of a Fund's net assets due to appreciation or other like cause not related to direct investment, no Fund shall purchase additional portfolio securities until such time as that Fund holds 15% of net assets or less in such illiquid securities; or

        3. Purchase additional portfolio securities if borrowings exceed 10% of net assets.

Unless otherwise indicated and except for non-fundamental restrictions No. 2 and No.3 above, percentage limitations included in the restrictions apply at the  time a Fund enters into a transaction.  Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

No sooner than sixty days after the end of each quarter/semi-annual period, the Fund may make available a complete schedule of its portfolio holdings as of the last day of the quarter/semi-annual period.  The Trust files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current.  Each filing discloses the Funds’ portfolio holdings as of the end of the applicable quarter.

Currently, the Funds make quarterly fact sheets available that show each Fund’s top ten holdings. The Funds do not selectively disclose portfolio holdings to any person.

Under limited circumstances, as described below, a Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication. In each case, there is a legitimate business purpose for the disclosure and the recipient is subject to a duty (which is not necessarily contractual) to keep the information confidential.  A recipient’s duty to keep information confidential may not, in all cases, include a duty to refrain from trading based on the information.  However, service providers typically maintain internal policies and procedures, including Codes of Ethics, which prohibit trading based on client information.

•     The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolios, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, portfolio managers may also release and discuss certain portfolio holdings with various broker-dealers. In such circumstances, the portfolio manager discloses only such information as is required for the limited purpose for which the broker-dealer is being consulted.  The Adviser generally relies on the broker-dealer’s internal policies and procedures, including Codes of Ethics, to impose upon the broker-dealer a duty of confidentiality and prohibition against trading based on the information.  The Adviser does not have any ongoing arrangements in place to provide information regarding portfolio holdings.

•     Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•     The Bank of New York.  The Bank of New York is custodian for the Funds; therefore, its personnel and agents have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•     Rating Agencies.  Morningstar, Lipper and other mutual fund rating agencies may also receive the Funds’ full portfolio holdings, generally quarterly on a 60-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Other than as described above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person.  Although disclosures to persons other than those described above are not anticipated, the President of the Funds may authorize disclosure of the Funds’ portfolio securities in extraordinary cases.  Any such disclosures will be reported to the Board on a periodic basis. Neither the Funds nor any other person will receive any compensation or other consideration in return for the disclosure of portfolio holdings information.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

TRUSTEES AND EXECUTIVE OFFICERS

The business of the Funds is managed under the direction of the Board of Trustees ("the Board") of the Trust. The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Funds.  The Trustees are fiduciaries for the Funds' shareholders and are governed by the laws of the State of Massachusetts in this regard.  The names of the Trustees are listed below along with a description of their principal occupations over at least the last five years.  Unless otherwise noted, the address of each Trustee and Officer is:  c/o Gemini Fund Services, LLC, 450 Wireless Blvd. , Hauppauge, New York 11788.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act:

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustees

George R. Coughlan, III Age: 6 8	Trustee	Since 1/3/01	Retired; VP, Branch Mgr, Smith Barney (1974-1998)	2	None
Alan E. Redeker Age: 6 2	Trustee	Since 11/30/00	Independent Consultant (1/05 – present); President, Glens Falls Lehigh Cement Company (11/29/99- 1/05 )	2	None
Joseph M. Grossi Age: 6 6	Trustee	Since 2/27/01	Retired; General Manager -Northeast Region, Niagara Mohawk ( G as & E lectric U tility Co. ) (3/64-4/99)	2	None
John C. Olsen Age: 5 1	Trustee	Since 2/3/04	Shareholder and Director of Accounting and Auditing Services and Non-Profit Industry Group, Dorfman-Robbie CPA’s (5/78 – present)	2	None

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act:

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustees
Kenneth C. Hopper, M.D. Age: 6 7	Trustee	Since 1/3/01	Chairman & CEO, Northeastern Toxicology Laboratory, Inc.; Chairman & CEO, Bay Optical, Inc. (1972-present); Chairman, Drug Risk Solutions, LLC (1997-present); President & CEO, Adirondack Eye Physicians & Surgeons, P.C. (1970-Present)	2	Director of North Country Investment Advisers, Inc. since 2000; Director of Arrow Financial Corp. since 1983; Director of Glens Falls National Bank & Trust Company since 1976

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Directorships
Colleen T. McCoy 161 Canterbury Road Rochester, NY 14607 Age: 5 1	Chief Compliance Officer	Since 10/1/04	Founder and consultant of Canterbury Group LLC (mutual fund consulting) since 2001; Chief Compliance Officer for a number of other mutual fund groups since 2004; Vice President & Business Manager (Global Funds Administration) with JPMorgan Chase (1983-2001).	2	None
Rose Anne Casaburri Age: 5 4	Secretary	Since 10/23/01	Senior Paralegal, Gemini Fund Services, LLC. (4/01-present); Human Resources Manager, Federated Dept. Stores , Inc. (4/96-4/01)	2	None
James Colantino Age: 3 6	Assistant Treasurer	Since 7/23/02	Vice President - Fund Administration, Gemini Fund Services, LLC. (2004 – present); Senior Fund Administrator – Gemini Fund Services, LLC (1999-2004)	2	None

The following table provides information regarding Principal Officers who are not Trustees:
Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Directorships
Michael J. Wagner Age: 5 5	President	Since 4/22/03	President and Chief Operating Officer, Gemini Fund Services, LLC (since 2004); Chief Operating Officer, Fund Compliance Services, LLC and GemCom, LLC (since 2004); Director of Constellation Trust Co. (since 2004); Sr. V.P., Gemini Fund Services, LLC (1998-2003)	2	None
Peter J. Lareau Age: 4 6	Vice President	Since 7/23/02	Chief Compliance Officer, North Country Investment Advisers, Inc. (1/01-present); VP/AML Officer, North Country Funds (1/03-present); VP/Corporate Compliance, Arrow Financial Corporation and Glens Falls National Bank & Trust Co.; Saratoga National Bank & Trust Co. (6/93-present); and Capital Financial Group, Inc. (1/06-present); Overall length of service (6/82-present).	2	None
Andrew Rogers Age: 3 6	Treasurer	Since 4/23/02	President, Fund Compliance Services, LLC ( since 2004 ) ; President, GemCom LLC since 2004; Senior Vice President and Director of Administration, Gemini Fund Services, LLC (since 2001) ; Vice President, JP Morgan Chase & Co. from 1998 to 2001.	2	None

*Each Trustee serves an indefinite term until his successor, if any, is duly elected and qualified.  Officers of the Trust are elected annually.

For interested trustees and officers, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:

NAME	POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL UNDERWRITER OF THE FUNDS
Kenneth C. Hopper, M.D.	Glens Falls National Bank, Director North Country Investment Advisers, Inc., Director Arrow Financial Corp., Director

Peter J. Lareau	North Country Investment Advisers, Inc., Compliance Officer Glens Falls National Bank & Trust Company, Vice President

BOARD COMMITTEES

The Audit Committee of the Board is composed of each of the Independent Trustees  (Messrs. Alan E. Redeker, Joseph M. Grossi, George R. Coughlan, III and John C. Olsen).  Mr. Redeker acts as the chairperson of such committee.  The Audit Committee oversees each Fund's financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent certified public accountants.  The Audit Committee met two times during the fiscal year ended November 30, 200 5 ..  The Nominating Committee is composed of Mr. Redeker, who also serves as Chairman of the Committee, and Mr. Coughlan. The Nominating Committee recommends candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust.  The Special Proxy Voting Committee is composed of each of the Independent Trustees. The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s investment adviser (see Proxy Voting Policy and Procedures below).  The Nominating Committee met once and the Special Proxy Voting Committee did not meet during the fiscal year ended November 30, 200 5 ..

PROXY VOTING POLICY AND PROCEDURES

The Board has established a Special Proxy Voting Committee (the “Committee”), which is exclusively composed of all of the Independent Trustees of the Trust, and has adopted a written Special Proxy Voting Committee Charter (“Voting Committee Charter”).  The purpose of the Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s adviser.  Because authority for routine proxy voting for securities held by the Trust has been delegated to the Trust’s adviser by the Board, votes referred to the Committee by the adviser shall be limited to those identified by the adviser under its proxy voting policy to both (i) involve a conflict of interest of the adviser, and (ii) to be impractical and inappropriate to resolve by following the voting recommendation of an independent firm.  In discharging its duties, the Committee considers only the best interests of the Trust’s shareholders, as represented by actions believed in good faith to maximize the value of the concern whose shares are being voted.  To carry out its purpose, the Committee has the power to retain independent fiduciaries, consultants, or professionals at the expense of the appropriate Fund(s) of the Trust and/or to delegate voting powers to such fiduciaries, consultants, or professionals.  The Committee also has the power to request that the Trust’s adviser provide information and access to its staff with respect to the nature of the proxy vote referred to it, the nature of the conflict of the adviser, and the analysis of the adviser.  A simple majority of members shall constitute a quorum and actions may be taken by a majority vote at any meeting at which a quorum is present. All actions taken by the Committee are required to be reported to the Board no later than at the Board’s next regularly scheduled quarterly meeting.  The full Board retains overall responsibility for the Trust’s proxy voting policies and practices and will annually review formally these matters, including the continued appropriateness of (i) the delegation of routine proxy matters to the adviser, and (ii) the Committee and the Voting Committee Charter.

More information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge upon request by calling toll-free, 1-888-350-2990, or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-888-350-2990 and will be sent within three business days of receipt of a request.

SHARE OWNERSHIP IN FUND

The following table shows each Trustee's ownership in securities of the Growth Fund and the Bond Fund as of the calendar year ended December 31, 200 5 :

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE GROWTH FUND AND THE BOND FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND FAMILY
Disinterested Trustees:
George R. Coughlan, III	$10,001-$50,000 (Growth Fund) $10,001-$50,000 (Bond Fund)	$10,001-$50,000
Joseph M. Grossi	$1-$10,000 (Growth Fund) $1-$10,000 (Bond Fund)	$1-$10,000
Alan E. Redeker	$100,001-$500,000 (Growth Fund)	$100,001-$500,000
John C. Olsen	None	None
Interested Trustees:
Kenneth C. Hopper, M.D.	$10,001-$50,000 (Growth Fund)	$10,001-$50,000

COMPENSATION

For their service as Trustees of the Trust, the Trustees are entitled to receive an aggregate fee of $1,000 per year and $200 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.  None of the executive officers receive compensation from the Funds.  The following table provides the amount of compensation paid to the Trustees during the calendar year ended December 31, 200 5 :

NAME AND POSITION	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND AND FUND COMPLEX PAID TO TRUSTEES**
*Kenneth C. Hopper	$1,800	None	None	$1,800

Alan E. Redeker	$2,000	None	None	$2,000
George R. Coughlan, III	$2,000	None	None	$2,000
Joseph M. Grossi	$2,000	None	None	$2,000
John C. Olsen	$2,000	None	None	$2,000

* "Interested person" as defined under the 1940 Act.

PORTFOLIO TURNOVER

In order to qualify for the beneficial tax treatment afforded regulated investment companies, and to be relieved of Federal tax liabilities, the Funds must distribute substantially all of their net income to shareholders generally on an annual basis. Thus, the Funds may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or borrow cash in order to satisfy the distribution requirement. The Funds do not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time they have been held.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of March 1, 200 6 , Glens Falls National Bank and Trust company had investment authority with respect to more than 50% of the outstanding shares of each of the Equity Fund and Bond Fund. Therefore, Glens Falls National Bank and Trust Company may be deemed to control each Fund. Any investor owning or controlling more than 50% of the value of the outstanding shares of a Fund may take actions without the approval of any other investor who invests in the Fund. As of March 1, 200 6 , the following persons owned 5% or more of the applicable Fund:

EQUITY FUND
NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
Arrow Financial Corp. Pension Plan 250 Glen Street Glens Falls, NY 12801	1 3.53%	Beneficial
BOND FUND
NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
Arrow Financial Corp. Pension Plan 250 Glen Street Glens Falls, NY 12801	6.48%	Beneficial

As of March 1, 200 6 , the Trustees and officers, as a group, beneficially owned less than  1% of the Growth Fund and the Bond Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

North Country Investment Advisers, Inc. (the "Adviser") has been retained under an Investment Advisory Agreement with the Trust, on behalf of each Fund, to serve as the investment adviser to each Fund, subject to the authority of the Board. The Adviser is registered as an investment adviser with the SEC. The address of the Adviser is 250 Glen Street, Glens Falls, New York 12801.

Under the terms of the Investment Advisory Agreement, the Adviser conducts investment research and management for each Fund and is responsible for the purchase and sale of securities for each Fund's portfolio. The Adviser provides each Fund with investment advice, supervises each Fund's management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its own expense, all necessary office space, equipment and clerical personnel for servicing the investments of each Fund. In addition, the Adviser pays the salaries and fees of all officers of the Trust who are affiliated with the Adviser. To compensate the Adviser for its services, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Growth Fund and Bond Fund, respectively. The Adviser has voluntarily agreed to waive its advisory fee or, if necessary, to reimburse the Funds, if and to the extent that the total annual operating expense ratio (excluding brokerage commission, taxes and extraordinary expenses) exceeds 1.10% and 1.10% of the average daily net assets of the Growth Fund and Bond Fund, respectively. Under the terms of the Advisory Agreement, fees waived or expenses reimbursed by the Adviser are subject to reimbursement by the Fund up to five years from the date that the fee or expense was waived or reimbursed, but no reimbursement payment will be made by a Fund if it would result in the Fund exceeding the voluntary expense limitation described above.  For the fiscal year ended November 30, 2003, the Adviser earned advisory fees of $456,934 from the Growth Fund and $169,542 from the Bond Fund and the Adviser waived fees of $18,242 from the Growth Fund.  As of November 30, 2003, there is $78,035 of reimbursement from the Growth Fund subject to recapture by the Adviser. For the fiscal year ended November 30, 2004, the Adviser earned $584,973 in advisory fees and recaptured $13,641 in prior period fee waivers from the Growth Fund. As of November 30, 2004, there is $64,394 of fee waivers from the Growth Fund subject to recapture by the Adviser through November 30 of the following years: 2006 - $28,489, 2007 - $17,663 and 2008 - $18,242. For the fiscal year ended November 30, 2004, the Adviser earned advisory fees of $250,544 from the Bond Fund.   For the fiscal year ended November 30, 2005, the Adviser earned $665,813 in advisory fees and recaptured $9,412 in prior period fee waivers from the Growth Fund. As of November 30, 2005, there is $54,982 of fee waivers from the Growth Fund subject to recapture by the Adviser through November 30 of the following years: 2006- $19,077, 2007 - $17,663 and 2008 - $18,242. For the fiscal year ended November 30, 2005, the Adviser earned advisory fees of $298,095 from the Bond Fund.

Under the terms of the Investment Advisory Agreement, the Adviser is obligated to manage each Fund in accordance with applicable laws and regulations of the SEC regarding investment companies and investment advisers. In accordance with these regulations, the Adviser will not invest the Funds' assets in stock or obligations of, or property acquired from, the Adviser, its affiliates or directors, officers or employees, and assets of the Funds will not be sold or transferred, by loan or otherwise, to the Adviser or persons connected with the Adviser as described above.  The Investment Advisory Agreement remains in effect initially for a two year term and continues in effect thereafter with respect to a Fund only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act) and, in either case, by a majority of the Trustees who are not interested persons of the Trust or the Adviser. The Investment Advisory Agreement provides that the Adviser shall not be liable to a Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Funds or by either party upon 60 days' written notice. No person other than the Adviser regularly furnishes advice to the Funds with respect to the desirability of a Fund's investing in, purchasing or selling securities.

CODE OF ETHICS

The Board has determined that the personnel of the Trust may engage in personal trading in compliance with general fiduciary principles that are incorporated into the Trust’s Code of Ethics. This Code of Ethics substantially complies in all respects with Rule 17j-1 under the 1940 Act. It is noted that under the Code: (1) the independent Trustees of the Trust are not required to pre-clear personal securities transactions, and (2) the independent Trustees need not report transactions where they were not provided with information about the portfolio transactions contemplated for a Fund or executed for a Fund for a period of 15 days before and after such transactions.

ADMINISTRATOR AND TRANSFER AGENT

The Administrator is Gemini Fund Services, LLC ("GFS " or the "Administrator"), which has its principal office at 450 Wireless Blvd. , Hauppauge, New York 11788. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administration & Fund Accounting Services Agreement with the Trust on behalf of the Funds, the Administrator provides all administrative services necessary for the Funds, subject to the supervision of the Trust's Board, which includes providing persons to serve as officers of the Trust. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration & Fund Accounting Services Agreement is terminable by the Board of the Trust or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement remained in effect for two years from the date of its initial approval, and is subject to annual approval of the Board for one-year periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Administrator or reckless disregard of its obligations there under, the Administrator shall not be liable for any action or failure to act in accordance with its duties there under. Under the Administration & Fund Accounting Services Agreement, the Administrator provides all administrative services, including, without limitation: (i) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of each Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including each Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Registration Statement and each Fund's Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing each Fund's tax returns, and preparing reports to each Fund's shareholders and the SEC; (iv) preparing, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of each Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

The Administrator, pursuant to the Administration & Fund Accounting Services Agreement, provides each Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for each Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among each Fund's Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of each Fund.

For the services rendered to the Funds by the Administrator, each Fund pays the Administrator the greater of a monthly minimum fee based on the Funds’ prior month's average daily net assets under $5 million, $3,500; from $5 million to $10 million, $4,000; from $10 million to $25 million, $5,000; from $25 million to $35 million, $6,250; from $35 million to $50 million, $7,083 and from $50 million on, $7,500 or 1/12th of 0.15% on the first $75 million of average monthly net assets, plus 1/12 of 0.10% of the next $75 million of average monthly net assets, plus 1/12 of 0.07% of average monthly net assets over $150 million. In addition, each Fund pays the Administrator for any out-of-pocket expenses. For the fiscal year ended November 30, 2003, the fees paid to the Administrator by the Growth Fund and the Bond Fund amounted to $102,900 and $95,282, respectively. For the fiscal year ended November 30, 2004, the fees paid to the Administrator by the Growth Fund and the Bond Fund amounted to $77,754 and $60,323, respectively. For the fiscal year ended November 30, 2005, the fees paid to the Administrator by the Growth Fund and the Bond Fund amounted to $79,570 and $57,476, respectively.

Pursuant to a Transfer Agency Service Agreement, GFS also acts as each Fund's transfer and dividend disbursing agent. Each Fund pays GFS the greater of $900 per month or $9.00 per year per account, plus out-of-pocket expenses, for rendering such transfer and dividend agency services. F or the fiscal year ended November 30, 2003, such fees paid to GFS by the Growth Fund and the Bond Fund amounted to $27,164 and $21,204, respectively , for the fiscal year ended November 30, 2004, such fees paid to GFS by the Growth Fund and the Bond Fund amounted to $17,476 and $17,272, respectively and for the fiscal year ended November 30, 2005, such fees paid to GFS by the Growth Fund and the Bond Fund amounted to $22,611 and $19,571, respectively ..  GFS’ transfer agency business is located at 4020 South 147th Street, Omaha, NE 68137.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

The Bank of New York (the "Custodian"), located at One Wall Street, 25th Floor, New York, NY 10286, serves as custodian for each Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of either Fund.

DISTRIBUTOR

Aquarius Fund Distributors, LLC ("the Distributor"), an affiliate of GFS, has entered into a distribution agreement with the Trust to serve as the principal underwriter for each Fund and the distributor for each Fund's shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement described above. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933. The address of the Distributor is 4020 South 147th Street , Omaha, NE 681 37 ..

OTHER EXPENSES

The Funds each pay certain operating expenses that are not assumed by the Adviser, the Administrator or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator and the Transfer Agent, are deducted from the income of each Fund, respectively, before dividends are paid. These expenses include, but are not limited to, organizational costs and expenses of officers and Trustees who are not affiliated with the Adviser, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and various state securities laws, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations.

PORTFOLIO MANAGERS

Mr. Michael S. Dier is the portfolio manager of the Growth Fund and, until March 1, 2003, was the portfolio manager of the Bond Fund. Mr. Dier is responsible for the day-to-day management of the Growth Fund. As of November 30, 200 5 , Mr. Dier was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	1	$95,581,856	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts *	294	$264,221,146	0	0

* As of March 27, 2006.

The Adviser is a wholly-owned subsidiary of Glens Falls National Bank & Trust Company (GFNB), a federally chartered commercial bank located in Glens Falls, New York.  The Adviser shares personnel and resources with the Trust Department of GFNB which presents the possibility of conflicts between the Adviser’s actions on behalf of the Funds and GFNB’s actions on behalf of its Trust clients.  The Adviser and GFNB have implemented procedures to identify situations where conflicts may occur and to prevent preference being shown to one group of investors over another.

Mr. Dier is compensated for his services by the Adviser and GFNB. Mr. Dier’s compensation consists of a fixed salary and an annual bonus based on the financial performance of Arrow Financial Corporation, the parent holding company of the Adviser and GFNB.  His compensation is not based on the Fund’s pre- or after-tax  performance nor is it based on the value of assets held in the Fund.

Mr. Peter M. Capozzola, CFA, is the portfolio manager of the Bond Fund. Mr. Capozzola is responsible for the day-to-day management of the Bond Fund. As of November 30, 200 5 , Mr. Capozzola was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	1	$58,496,615	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts *	291	$217,361,649	0	0

* As of March 27, 2006.

The Adviser is a wholly-owned subsidiary of Glens Falls National Bank & Trust Company (GFNB), a federally chartered commercial bank located in Glens Falls, New York.  The Adviser shares personnel and resources with the Trust Department of GFNB which presents the possibility of conflicts between the Adviser’s actions on behalf of the Funds and GFNB’s actions on behalf of its Trust clients.  The Adviser and GFNB have implemented procedures to identify situations where conflicts may occur and to prevent preference being shown to one group of investors over another.

Mr. Capozzola is compensated for his services by the Adviser and GFNB. Mr. Capozzola’s compensation consists of a fixed salary and an annual bonus based on the financial performance of Arrow Financial Corporation, the parent holding company of the Adviser and GFNB.  His compensation is not based on the Fund’s pre- or after-tax performance nor is it based on the value of assets held in the Fund.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of November 30, 200 5 ..

Name of Portfolio Manger	Dollar Range of Equity Securities in the Funds
Michael S. Dier	$50,000 - $100,000
Peter M. Capozzola	$1 - $10,000

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

Each Fund's assets are invested by the Adviser in a manner consistent with its investment objectives, policies, and restrictions and with any instructions the Board may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of a Fund.

U.S. Government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board may issue from time to time. The Adviser will select broker-dealers to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts that it manages, as opposed to solely benefiting one specific managed fund or account. During the fiscal year ended November 30, 2003, the Growth Fund directed to brokers $38,806,616 of brokerage transactions, on which commissions were $35,148.  During the fiscal year ended November 30, 2004, the Growth Fund directed to brokers $63,291,644 of brokerage transactions, on which commissions were $48,533.   During the fiscal year ended November 30, 2005, the Growth Fund directed to brokers $72,077,814 of brokerage transactions, on which commissions were $52,465. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services, which directly relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising a variety of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

As permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Adviser's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Board may adopt from time to time. The Adviser does not currently intend to cause any Fund to make such payments. It is the position of the staff of the SEC that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, the Adviser will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

TAXATION

Each of the Funds intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Fund will not incur federal income on its net investment company taxable income and on net realized capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital losses carryovers from the prior 8 years) to the extent distributed as dividends to shareholders.

To qualify as a regulated investment company, a Fund must, among other things (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and 90% of its net exempt interest income each taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from each Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short- or long-term capital gains from either Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by a Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by each Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received. Capital gains distributions are made when either Fund realizes net capital gains on sales of portfolio securities during the year.

Any redemption or exchange of a Fund's shares is a taxable event and may result in a capital gain or loss. A gain or loss, if the shares are capital assets in the shareholder's hands, will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed by "wash sale" rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may also be subject to state and local taxes. T he options contracts used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

Generally, the hedging transactions and certain other transactions in options contracts undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income or net capital gain for the taxable year in which such losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options and future contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund , which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code , which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Each Fund may be required to withhold U.S. Federal income tax from all taxable distributions and from proceeds from certain sales payable to shareholders who fail to provide a Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 29% for amounts paid during 2004 and 2005, and (ii) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any such withheld amounts may be credited against the shareholder's U.S. Federal income tax liability.

The IRS ’s current regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above are generally effective for payments made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisers with respect to the potential application of these regulations.

The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences. To determine whether either of the Funds is a suitable investment based on their tax situation, prospective investors should consult their tax advisor for more information, including possible foreign, state and local taxes.

VOTING AND OWNERSHIP OF SHARES

Each share of each Fund has one vote in the election of Trustees. Cumulative voting is not authorized for either Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Funds and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

PURCHASE OF SHARES

Shares of a Fund may be purchased at the net asset value per share next determined after receipt of an order by the Fund's Transfer Agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. The minimum initial investment in each Fund is $1,000 (except for individual retirement accounts for which the minimum initial investment is $500) and the minimum subsequent investment for all accounts is $100.

REDEMPTION OF SHARES

Redemption of shares, or payment for redemptions, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

Shareholders who purchased shares through a broker-dealer may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the Prospectus. To be considered in "good order", written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $5,000 or more or redemption proceeds are to be paid by someone other than the shareholder at the shareholder's address of record, a Medallion Signature Guarantee must be provided from an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a Medallion Signature Guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a Medallion Signature Guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record. Share purchases and redemptions are governed by Massachusetts law.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Funds discourage frequent trading and do not have in place any arrangements to permit any person to engage in frequent trading in the Funds.

DIVIDENDS AND DISTRIBUTIONS

Net investment income, if any, is declared as dividends and paid annually for the Growth Fund and monthly for the Bond Fund. Substantially all the realized net capital gains for each Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration.

Distributions from each Fund are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

NET ASSET VALUE

The method for determining each Fund's net asset value is summarized in the Prospectus in the text following the heading "WHEN AND HOW NAV IS DETERMINED". The net asset value of a Fund's shares is determined as of the close of trading (generally 4:00 p.m.) on each day on which the NYSE is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the Trust, including the issuance of shares of beneficial interest of each Fund, are passed upon by Ropes & Gray LLP, One Metro Center, 700 12th Street NW, Suite 900, Washington, D.C. 20005. Cohen McCurdy, Ltd., 8 00 Westpoint Parkway, Suite 1 100 Westlake, Ohio 44145 has been selected as independent registered public accountants for each Fund.

OTHER INFORMATION

The Trust has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of either Fund or the Adviser by the SEC.

For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

FINANCIAL STATEMENTS

The financial statements and independent auditors' report for the fiscal year ended November 30, 200 5 required to be included in the Statement of Additional Information are hereby incorporated by reference.  A copy of the Funds' Annual Report may be requested, free of charge, by calling the Funds at (888) 350-2990.

                                                                               PART C

Item 23. Exhibit Number	Description of Exhibit
(a)	Agreement and Declaration of Trust, filed on September 13, 2000 in the Registrant's Registration Statement on Form N-1A, incorporated herein by reference.
(b)	Form of Bylaws, filed on September 13, 2000 in the Registrant's Registration Statement on Form N-1A, incorporated herein by reference.
(c)	Not Applicable.
(d)	Form of Investment Advisory Agreement, filed on September 13, 2000 in the Registrant's Registration Statement on Form N-1A, incorporated herein by reference.
(e)

Underwriting Agreement between the Registrant and Aquarius Fund Distributors, LLC filed on March 26, 2004 in Post-Effective Amendment No. 3, incorporated herein by reference.

Distribution Agreement between the Registrant and Orbitex Funds Distributor, Inc. filed on March 28, 2003 in Post-Effective Amendment No. 2, incorporated herein by reference.

(f)	Not Applicable.
(g)	Custody Agreement between the Registrant and The Bank of New York filed on March 28, 2003 in Post-Effective Amendment No. 2, incorporated herein by reference.
(h)(1)

Administration & Fund Accounting Services Agreement between the Registrant and Gemini Fund Services, LLC, filed on March 26, 2004 in Post-Effective Amendment No. 3, incorporated herein by reference.

Form of Administrative Service Agreement, filed on September 13, 2000 in the Registrant's Registration Statement on Form N-1A, incorporated herein by reference.

(h)(2)

Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC, filed on March 26, 2004 in Post-Effective Amendment No. 3, incorporated herein by reference.

Form of Transfer Agency Agreement, filed on September 13, 2000 in the Registrant's Registration Statement on Form N-1A, incorporated herein by reference.

(i)	Opinion of Ropes & Gray as to the legality of the securities being registered, filed on September 13, 2000 in the Registrant's Registration Statement on Form N-1A, incorporated herein by reference.
(j) (1)	Consent of McCurdy & Associates, CPAs, Inc., former independent auditors filed on March 26, 2004 in Post-Effective Amendment No. 3, incorporated herein by reference.
(j) (2)	Consent of Cohen McCurdy, Ltd. – filed herein.
(j) (3)	Consent of Ropes & Gray – filed herein.
(k)	Not Applicable.
(l)	Form of Purchase Agreement, filed on December 21, 2000 in Pre-Effective Amendment No. 1, incorporated herein by reference.
(m)	Not Applicable
(n)	Not Applicable.
(o)	Not Applicable
(p) (1)	Form of Code of Ethics, filed on September 13, 2000 in the Registrant's Registration Statement on Form N-1A, incorporated herein by reference.
(p) (2) (p)(3)

Revised Code of Ethics of Adviser, filed on March 30, 2005 in Post-Effective Amendment No. 5, incorporated herein by reference. ..

Form of Code of Ethics of Adviser, filed on March 28, 2003 in Post-Effective Amendment No. 2, incorporated herein by reference.

(p) (4)	Form of Code of Ethics of Aquarius Fund Distributors, LLC, filed on March 26, 2004 in Post-Effective Amendment No. 3, incorporated herein by reference.
Other Exhibits

Power of Attorney of John C. Olsen filed on March 26, 2004 in Post-Effective Amendment No. 3, incorporated herein by reference.

Powers of Attorney of Alan E. Redeker, Joseph M. Grossi, Dr. Kenneth C. Hopper and George Coughlan III, filed on February 14, 2002 in Post-Effective Amendment No. 1, incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control With Registrant.

Not applicable

Item 25. Indemnification.

(a) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.         Business and Other Connections of Investment Advisers.

Besides serving as investment adviser to each Fund, the Adviser is not currently (and has not during the past two years) engaged in any other business, profession, vocation or employment of a substantial nature.  Information regarding the business, vocation or employment of a substantial nature of the Adviser and its officers is incorporated by reference to the information contained in Part B of this Registration Statement.

The information required by this Item 25 with respect to each officer, director or partner of the Adviser is incorporated by reference to Form ADV filed by North Country Investment Advisers, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-58290).

Item 27.                    Principal Underwriters.

(a)   Aquarius Fund Distributors, LLC (“AFD”), the principal underwriter of the Registrant, also acts as principal underwriter for the following:

AdvisorOne Funds, Bryce Capital Funds, DCM Series Trust, Merit Advisors Investment Trust I, Merit Advisors Investment Trust II, Northern Lights Fund Trust, Northern Lights Variable Trust, New River Funds, Roge Partners Funds, and the Saratoga Advantage Trust

(b)  AFD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.  The principal business address of AFD is 4020 South 147th Street , Omaha, Nebraska 681 37 ..  AFD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of AFD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund

Brian Nielsen	President, Secretary	None
Brian Vinchur	Treasurer	None

                          (c)  Not Applicable.

Item 28.                          Location Of Accounts and Records

The accounts and records of the Trust required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are located, in whole or in part, at Gemini Fund Services, LLC., The 450 Wireless Blvd. , Hauppauge, New York 11788 (records relating to its functions as Administrator and Fund Accountant); at Gemini Fund Services, LLC , 4020 South 147th Street, Omaha, Nebraska 68137 (records relating to its function as Transfer Agent.  Custodial records are maintained at the offices of The Bank of New York, the Custodian, located at One Wall Street, 25th Floor, New York, New York 10286. Minutes of the meetings of the Board of Trustees of the Trust are maintained in the offices of the Trust’s legal counsel, Ropes & Gray LLP at One Metro Center, 700 12th St., NW, Suite 900, Washington D.C. 20005-3948.

Item 29.                          Management Services

                      Not applicable.

Item 30.                          Undertakings.

Registrant undertakes to call a meeting of shareholders, at the request of holders of 10% of the Registrant’s outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and undertakes to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant’s latest annual report to shareholders upon request and without charge.

    SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington and District of Columbia, on the 30th day of March, 200 6 .

THE NORTH COUNTRY FUNDS

By:_/s/ MICHAEL J. WAGNER_______

              Michael J. Wagner

                                                                                            President

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment No. 6 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

/s/ GEORGE R. COUGHLAN*  Trustee                                                 March 30, 200 6

      George R. Coughlan

/s/ JOHN C. OLSEN*                              Trustee                                     March 30, 200 6

      John C. Olsen

/s/ ALAN E. REDEKER *                       Trustee                                     March 30, 200 6

      Alan E. Redeker

/s/ JOSEPH M. GROSSI *                       Trustee                                      March 30, 200 6

       Joseph M. Grossi

/s/ DR. KENNETH C. HOPPER*            Trustee                                     March 30, 200 6

      Dr. Kenneth C. Hopper

/s/ MICHAEL J. WAGNER__              President                                      March 30, 200 6

      Michael J. Wagner                              Principal Executive Officer

/s/ ANDREW ROGERS______             Treasurer                                   March 30, 200 6

      Andrew Rogers                                   Principal Accounting Officer

/s/ALAN G. PRIEST*                              Attorney in Fact                        March 30, 200 6

       Alan G. Priest *

THE NORTH COUNTRY FUNDS

EXHIBIT INDEX

Item 23:

(j)(2)	Consent of Cohen McCurdy, Ltd.
(j)(3)	Consent of Ropes & Gray